UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2016

F.N.B. CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	001-31940	25-1255406
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One North Shore Center, 12 Federal Street Pittsburgh, Pennsylvania	15212
(Address of Principal Executive Offices)	(Zip Code)

(800) 555-5455

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders

Reincorporation from Florida to Pennsylvania

On August 30, 2016, F.N.B. Corporation changed its state of incorporation from the State of Florida to the Commonwealth of Pennsylvania pursuant to a plan of conversion. This reincorporation was previously approved by the shareholders of F.N.B. at the annual meeting of shareholders held on May 18, 2016.

The reincorporation was accomplished by filing a certificate of conversion with the Florida Secretary of State and a statement of domestication and articles of incorporation with the Pennsylvania Department of State.

Following the reincorporation:

•	The affairs of F.N.B. ceased to be governed by Florida corporation laws and became subject to the corporation laws of Pennsylvania, and the articles of incorporation and bylaws of F.N.B. that were in effect immediately prior to the reincorporation were replaced by the articles of incorporation filed with the Pennsylvania Department of State and bylaws approved in connection with the reincorporation and plan of conversion. For clarity, references in this filing to “F.N.B. (Florida)” mean F.N.B. Corporation as it existed prior to the time of the reincorporation; and references to “F.N.B. (Pennsylvania)” mean F.N.B. Corporation at the time of and following the reincorporation.

•	F.N.B. is deemed to be the same entity as it was prior to the reincorporation, without interruption; all property that F.N.B. (Florida) had prior to the reincorporation continues to be vested in F.N.B. (Pennsylvania); all debts, obligations and liabilities of F.N.B. (Florida) prior to the reincorporation continue as the debts, obligations and other liabilities of F.N.B. (Pennsylvania) after the reincorporation; and, except as provided by law, all of the rights, privileges, immunities and powers which F.N.B. (Florida) possessed prior to the reincorporation continue to be vested in F.N.B. (Pennsylvania) without change after the reincorporation.

•	All shareholders of F.N.B. (Florida) immediately before the reincorporation remain shareholders of F.N.B. (Pennsylvania) immediately after the reincorporation, in that each share of common stock of F.N.B. (Florida) will convert into a share of common stock of F.N.B. (Pennsylvania), and each share of the Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E, of F.N.B. (Florida) will convert into a share of preferred stock of F.N.B. (Pennsylvania) having the same relative rights, preferences and limitations, and which is also denominated as the Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series E.

•	Each option, warrant or other right to acquire shares of the common stock of F.N.B. (Florida) which was outstanding immediately prior to the reincorporation converted to an outstanding option, warrant or other right to acquire shares of the common stock of F.N.B. (Pennsylvania).

•	Each performance share, restricted stock award or restricted stock unit relating to the common stock of F.N.B. (Florida) which was outstanding immediately prior to the reincorporation converted to an equivalent performance share or restricted stock unit of F.N.B. (Pennsylvania) having the same terms and conditions as were in effect immediately prior to the reincorporation.

•	Each employee benefit plan, incentive compensation plan or other similar plan of F.N.B. (Florida) which was in effect immediately prior to the reincorporation continues to be an employee benefit plan, incentive compensation plan or other similar plan of F.N.B. (Pennsylvania) following the reincorporation.

•	Each director or officer of F.N.B. (Florida) who was in office immediately before the reincorporation continues to hold his or her respective office with F.N.B. (Pennsylvania) following the reincorporation.

Certain rights of F.N.B.’s shareholders were also changed as a result of the reincorporation, as described in F.N.B.’s proxy statement filed with the Securities and Exchange Commission on April 1, 2016 under the section entitled, “Proposal 4 – F.N.B. Reincorporation from the State of Florida to the Commonwealth of Pennsylvania – Comparison of Shareholder Rights Before and After the Reincorporation,” which description is incorporated in its entirety herein by reference. The reincorporation did not result in any change in F.N.B.’s CUSIP, trading symbol, federal tax identification number, or any material change in its business, offices, assets, liabilities, obligations or net worth, or employees. F.N.B. continues to maintain its principal executive offices at One North Shore Center, 12 Federal Street, Pittsburgh, Pennsylvania 15212.

Articles of Incorporation and Bylaws of F.N.B. Following the Reincorporation

F.N.B. (Pennsylvania)’s articles of incorporation and bylaws, as currently in effect, are similar in substance to F.N.B.(Florida)’s articles of incorporation and bylaws which were in effect prior to the reincorporation, except as necessary to accommodate differences between the corporation laws of the two states.

The differences include the following:

•	Consistent with the requirements under Pennsylvania law, the amount of shares that shareholders must hold in order to have authority to call a special meeting was increased to 25 percent of all shares entitled to vote at the meeting. Florida corporation law permits special meetings to be called by the shareholders holding at least 10 percent of the votes that the shareholders would be entitled to cast on the matter to be voted on.

•	F.N.B. has opted out of the anti-takeover provisions of Chapter 25 of the Pennsylvania Business Corporation Law and, in lieu of those provisions, included in its articles of incorporation section 607.0901 of the Florida Business Corporation Act, which restricts the corporation from entering into certain transactions with persons who, together with their affiliates and associates, beneficially own ten percent or more of the voting shares of the corporation, unless the transaction is approved by two-thirds of the voting shares of the corporation, excluding the shares beneficially owned by the interested shareholder, or by a majority of the disinterested directors, or the consideration the shareholders are to receive in the transaction will meet the fair price requirements listed in the statute.

The foregoing description of provisions of F.N.B.’s plan of conversion, articles of incorporation and bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the plan of conversion, articles of incorporation and bylaws, copies of which are filed as Exhibits 2.1, 3.1 and 3.2 to this report and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information provided under Item 3.03 of this report is incorporated herein by reference.

Item 8.01 Other Events.

On or about the date of this report, F.N.B. is filing with the Securities and Exchange Commission post-effective amendments to its registration statements for the purpose of expressly adopting those registration statements as its own, in accordance with Rule 414 of the Securities Act of 1933. Certain exhibits that are to be incorporated by reference into those registration statements, as amended by the post-effective amendments, have been filed with this report.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

2.1	Plan of Conversion of F.N.B. Corporation

3.1	Articles of Incorporation of F.N.B. Corporation, effective as of August 30, 2016

3.2	Bylaws of F.N.B. Corporation, effective as of August 30, 2016

24.1	Powers of attorney

SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F.N.B. CORPORATION

By:	/s/ James G. Orie
James G. Orie
Chief Legal Officer

Date: August 30, 2016

EXHIBIT INDEX

Exhibit No.	Description

2.1	Plan of Conversion of F.N.B. Corporation

3.1	Articles of Incorporation of F.N.B. Corporation, effective as of August 30, 2016

3.2	Bylaws of F.N.B. Corporation, effective as of August 30, 2016

24.1	Powers of attorney